U.S. Securities and Exchange Commission
	                 Washington, D.C. 20549


                                 FORM 8-K

                              Current Report

       Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2006


                         DIGITAL POWER CORPORATION
(Exact name of small business issuer as specified in its charter)

	California     		   1-12711             	94-1721931
----------------------------    ---------------------   -------------
(State or other jurisdiction of (Commission File No.)  	(IRS Employer
incorporation or organization)                          Identification No.)


                    41920 Christy Street, Fremont, CA 94538-3158
                    --------------------------------------------
                       (Address of principal executive offices)


                         	(510) 657-2635
                                --------------
                	(Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 3 - Securities and Trading Markets
------------------------------------------

Item 3.02 Unregistered Sales of Equity Securities.

On February 3, 2005, Telkoor Telecom Ltd. ("Telkoor"), an Israeli limited liability company, loaned Digital Power Corporation (the "Company") $250,000 through a Convertible Note. Under the terms of the convertible note, Telkoor loaned $250,000 interest free until the tenth business day after the Company announced its financial results for fiscal 2005. On February 8, 2006, Telkoor has exercised its right to convert the debt to common stock at $1.06 per share and received 235,849 shares of common stock of the Company. See the attached Notice of Exercise as Exhibit 20 and a Press Release as Exhibit 99.

Telkoor is the Company's largest shareholder and is primarily engaged in developing, marketing, and selling power supplies and power systems for the telecommunication equipment industry. After the conversion, Telkoor owns 2,897,110 shares of common stock.


Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01  Financial Statements and Exhibits

Exhibit Number    	Description
-------------------    	--------------

     	10           	Notice of Exercise

	99		Press Release dated February 14, 2005,
                        titled "Digital Power Announces Telkoor
                        Exercise of Convertible Note into Common Stock."


                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DIGITAL POWER CORPORATION
                                     (Registrant)



				    /s/ Jonathan Wax
Date:  02/14/06			_______________________________

					Jonathan Wax
	               			Chief Executive Officer
                                       (Principal Executive Officer)